Risks	12 Months Ended
Dec. 31, 2021
Risks [abstract]
Risks
25	Risks
The Group is mainly exposed to liquidity risk, interest rate risk and credit risk.
Foreign exchange risk
The Group transacts business globally and is subject to risks associated with fluctuating foreign exchange rates. The geographic areas outside of the Eurozone to which it sells its products and services are generally not considered to be highly inflationary. In the years ended December 31, 2021, 2020 and 2019, 35%, 35% and 29% of our revenue, respectively, were derived from sales in a currency different from the euro. Receivables denominated in a foreign currency are initially recorded at the exchange rate at the transaction date and subsequently re-measured
in euro based on
period-end
exchange rates. Transaction gains and losses that arise from exchange rate fluctuations are charged to income.
The Group has primarily exposure to the USD, GBP, BRL, PLN and JPY as foreign currency. The exposure on MYR and CZK is limited. There is only a limited portion of turnover in local currency.
If the U.S. dollar (rate for €1) would have appreciated by 10%, the net result would have been € 1.2 million higher, excluding the effect of the cash and term accounts held in U.S. dollars. If the U.S. dollar (rate for €1) would have depreciated by 10%, the net result would have been € 1.0 million lower, excluding the effect of the cash and term accounts held in U.S. dollars.
To limit the exposure to foreign currency rate fluctuations on GBP and JPY, the Group has entered into currency rate swaps. As of December 31, 2021 the Group had hedge agreements in place for K GBP
1,350 and million JPY 160.0. We refer to note 20 for the related fair value of these derivatives.

Liquidity risk
The liquidity risk is that the Group may not have sufficient cash to meet its payment obligations. This risk is countered by day-by-day
liquidity management at the corporate level. The Group has historically entered into financing and lease agreements with financial institutions to finance significant projects and certain working capital requirements.
On December 20, 2017, the European Investment Bank (EIB) and Materialise entered into a finance contract to support Materialise’s ongoing research and development programs for growth from 2017 to 2020. The contract provides a credit of up to € 35.0 million drawable in two tranches. The first tranche could not exceed € 25.0 million and could be drawn during the first year of the contract. The Group actually has drawn € 10.0 million of this first tranche in the course of 2018. The second tranche of € 25.0 million was drawn in July 2019. The duration of the loan will be between six to eight years starting from the disbursement of the respective tranches, and includes a two-year
loan reimbursement grace period. Loans under the contract are made at a fixed rate, based on the Euribor rate at the time of the borrowing, plus a variable margin. The interest rate for the first tranche is initially equal t
o 2.4% . The interest rate for the second tranche is initially 2.72% and varies in function of certain EBITDA levels and debt ratios. The contract contains customary security, covenants and undertakings.
The range of contracted obligations are as follows (incl. interest) :

in 000€	Less than 1 year	2 to 3 years	4-5 years	More than 5 years	Total
At December 31, 2021
Loans & borrowings	19,081	41,590	19,587	14,901	95,159
Lease liabilities	3,496	3,790	946	1,102	9,334
Trade payables	20,171	—	—	—	20,171
Other current liabilities	750	—	—	—	750
Total	43,498	45,380	20,533	16,003	125,414

	Less than 1 year	2 to 3 years	4-5 years	More than 5 years	Total
At December 31, 2020
Loans & borrowings	15,335	36,819	34,928	23,565	110,647
Lease liabilities	3,831	4,850	1,570	1,420	11,671
Trade payables	17,698	—	—	—	17,698
Other current liabilities	3,798	—	—	—	3,798
Total	40,662	41,669	36,498	24,985	143,814

	Less than 1 year	2 to 3 years	4-5 years	More than 5 years	Total
At December 31, 2019
Loans & borrowings	14,300	33,034	41,672	34,447	123,453
Lease liabilities	3,685	4,907	1,040	720	10,352
Trade payables	18,517	—	—	—	18,517
Other current liabilities	4,063	—	—	—	4,063
Total	40,565	37,941	42,712	35,167	156,385
Interest rate risk
Although the Group mainly has loans outstanding with a fixed interest rate, some of the loans have been contracted with variable interest rates. The most significant loans with variable interest rates have been secured by means of a variable to fixed interest rate swap. We therefore believe that the Group is not subject to immediate changes in interest rates.
Credit risk
Credit risk is the risk that third parties may not meet their contractual obligations resulting in a loss for the Group. The Group is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, which are mainly deposits with financial institutions. The Group limits this exposure by contracting with credit-worthy business partners or with financial institutions which meet high credit rating requirements. In addition, the portfolio of receivables is monitored on a continuous basis.

Trade receivables and contracts in progress
Customer credit risk is managed by each business unit subject to the Group’s established policy, procedures and controls relating to customer credit risk management.
An impairment analysis is performed at each reporting date per company and using a provision matrix per company to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by legal entity).
The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Generally, trade receivables are written-off
if past due for more than one year and are not subject to enforcement activity. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets at amortized cost or fair value through OCI as disclosed in Note 20. The Group does not hold collateral as security.
The Group evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.
Set out below is the information about the credit risk exposure on the Group’s trade receivables using a provision matrix:

in 000€	Total	Non-due	Less than 30 days	31-60 days	61-90 days	91-180 days	More than 181 days
December 31, 2021	41,541	34,002	4,199	1,634	426	611	669
December 31, 2020	30,871	25,707	3,176	858	423	327	380
December 31, 2019	40,977	31,528	4,924	2,094	733	981	717
Capital management
The primary objective of the Group’s shareholders’ capital management strategy is to ensure it maintains healthy capital ratios to support its business and maximize shareholder value. Capital is defined as the Group shareholder’s equity.
The Group consistently reviews its capital structure and makes adjustments in light of changing economic conditions. The Group made no changes to its capital management objectives, policies or processes during the years ended December 31, 2021, 2020 and 2019.